================================================================================

                             CORNERSTONE STRATEGIC
                                VALUE FUND, INC.













                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2002

================================================================================

CONTENTS

Letter to Shareholders ....................................................    1
Portfolio Summary .........................................................    3
Schedule of Investments ...................................................    4
Statement of Assets and Liabilities .......................................    7
Statement of Operations ...................................................    8
Statement of Changes in Net Assets ........................................    9
Financial Highlights ......................................................   10
Notes to Financial Statements .............................................   11
Description of Dividend Reinvestment & Cash Purchase Plan .................   15
Summary of General Information ............................................   17
Shareholder Information ...................................................   17
Privacy Policy Notice .....................................................   18











================================================================================

LETTER TO SHAREHOLDERS

                                                                   July 26, 2002

Dear Fellow Shareholder:

Our semi-annual report for Cornerstone Strategic Value Fund, Inc. (the "Fund"), covering the six months ended June 30, 2002 follows. At the end of the period, the Fund's net assets were $29.4 million and the Net Asset Value ("NAV") per share was $7.73. The share price on the New York Stock Exchange closed at $6.65, representing a discount to NAV of 13.97%. The investment approach continued to focus on a broad diversification in U.S. and non-U.S. equities.

ECONOMIC AND MARKET SUMMARY

The first half of 2002 was marked by a continued retreat from the highs of 2000. Stocks finished flat for the first quarter, only to resume the decline through the second quarter and retest the lows set in the near panic selling immediately following the September 11th tragedy. With concerns surrounding the war on terrorism, earnings disappointments, loss of stock analyst credibility, and reports of corporate malfeasance, investors' increasing pessimism was reflected in the market slide.

In contrast to multiple interest rate cuts by the Federal Reserve in 2001, the short-term benchmark rate remained at a very low 1.75%. Fears of a bear market in bonds were overcome by the negative sentiment in the equity markets that drove many to seek safer investments.

As international investors reacted to the negatives in the U.S. market, the dollar also retreated against the euro and the yen. In dollar terms, this strengthened the generally flat performance of equities in Japan and dampened the broad market retreats in Europe. However, this relative benefit may be short-lived as the export components of these same economies may face more competitive U.S. suppliers at home and abroad.

PORTFOLIO PERFORMANCE

For the first half of 2002, the Fund posted a (15.98)% total return on NAV for the year as compared with the S&P 500 Index return of (13.15)%.

Through the first quarter, stocks were able to maintain some balance as the positives in energy, consumer staples and materials offset declines in technology and telecommunications.

Most sectors, bowing to market pressures, retreated in the second quarter. Sentiment was so negative that some of the portfolio's positions in consumer areas were punished even with positive news. Energy and materials finished the first half of 2002 holding slight gains for the year. Technology and telecommunications suffered additional declines of more than 20% for the quarter, leaving them with substantial negatives.





================================================================================
1

LETTER TO SHAREHOLDERS (CONCLUDED)

OUTLOOK

We are cautiously optimistic about the remainder of the year. The economy shows signs of a modest recovery even as terrorism concerns continue and consumer confidence remains weak. Retail sales have increased. Earnings comparisons are beginning to look better. Encouraging data for manufacturers shows that the sharp declines in the rate of capital spending for 2001 are turning favorably for 2002. U.S. exporters look forward to opportunities for growth as the falling U.S. dollar makes their products increasingly competitive. Low mortgage rates have helped keep the U.S. housing market strong and personal income growth compares favorably to the rate of inflation.

Uncertainty creates anxiety for investors but, at the same time, it also creates opportunity. Larger companies often benefit most from a falling U.S. dollar as their competitive positions improve. They also benefit as safety concerns lead investors to the relative stability of size. In the longer-term, we expect large-cap U.S. stocks, which have been under pressure since 2000, to provide solid returns at a reasonable price.

SEEKING TO PRODUCE VALUE

We are working to provide value to our shareholders. The Fund's level of discount has improved over the past year but has, nevertheless, remained stubbornly high. It became apparent to us that more needed to be done in order to reduce the discount level and several steps have recently been taken.

On June 2, 2002, the Board approved a monthly distribution policy with a fixed payout. These distributions allow shareholders to receive substantial portions of their investment in cash or to continue their holdings in the Fund's stock by reinvesting in new shares. This policy gives flexibility to our owners and we believe that it will have a continuing positive influence on the level of the Fund's discount to NAV.

Over the past year, diligent attention to Fund expenses has reduced them substantially. In addition, Cornerstone Advisors, Inc., the Fund's investment manager, has voluntarily agreed to waive a substantial portion of its management fees to the extent that monthly operating expenses exceed 0.10%. This effort demonstrates how seriously the manager views keeping expenses under control and it will result in a lower expense ratio than would otherwise be the case. In pursuing the goal of lowering costs, the Board is also studying the possibility of a merger with other closed-end funds affiliated with the manager to further reduce expenses. We believe that these steps will reduce the price discount to NAV and lead to our Fund having one of the lowest expense ratios among comparable closed-end funds.

The Board of Directors, the officers and the investment manager of our Fund are very aware of the trust that the Fund's shareholders have placed in us. We know you have a choice, we appreciate your support, and we look forward to continuing our service to you in the future.

Sincerely,



/s/ RALPH W. BRADSHAW
---------------------
Ralph W. Bradshaw
Chairman


================================================================================

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
PORTFOLIO SUMMARY - AS OF JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

TOP TEN SECTORS
                                                           Percent of
    Sector                                                 Net Assets
--------------------------------------------------------------------------------
1.  Financials                                                 17.7
--------------------------------------------------------------------------------
2.  Consumer Staples                                           13.9
--------------------------------------------------------------------------------
3.  Information Technology                                     12.6
--------------------------------------------------------------------------------
4.  Consumer Discretionary                                     12.3
--------------------------------------------------------------------------------
5.  Healthcare                                                 12.2
--------------------------------------------------------------------------------
6.  Industrials                                                10.4
--------------------------------------------------------------------------------
7.  Energy                                                      8.0
--------------------------------------------------------------------------------
8.  Telecommunication Services                                  4.5
--------------------------------------------------------------------------------
9.  Materials                                                   2.7
--------------------------------------------------------------------------------
10. Utilities                                                   2.4
--------------------------------------------------------------------------------


TOP TEN HOLDINGS, BY ISSUER

                                                                    Percent of
     Holding                                    Sector              Net Assets
--------------------------------------------------------------------------------
1.   Sysco Corp.                             Consumer Staples          6.1
--------------------------------------------------------------------------------
2.   Home Depot, Inc. (The)               Consumer Discretionary       5.1
--------------------------------------------------------------------------------
3.   Pfizer Inc.                                Healthcare             4.4
--------------------------------------------------------------------------------
4.   Microsoft Corp.                      Information Technology       3.8
--------------------------------------------------------------------------------
5.   General Electric Co.                      Industrials             3.4
--------------------------------------------------------------------------------
6.   Wal-Mart Stores, Inc.                 Consumer Discretionary      3.0
--------------------------------------------------------------------------------
7.   American International Group, Inc.          Financials            2.7
--------------------------------------------------------------------------------
8.   ChevronTexaco Corp.                           Energy              2.4
--------------------------------------------------------------------------------
9.   Citigroup Inc.                              Financials            2.3
--------------------------------------------------------------------------------
10.  Exxon Mobil Corp.                             Energy              2.1
--------------------------------------------------------------------------------





================================================================================
3


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                            No. of       Value
Description                                                 Shares      (Note A)
--------------------------------------------------------------------------------

EQUITY SECURITIES - 98.09%
CLOSED-END DOMESTIC FUNDS - 1.32%
Gabelli Global Multimedia Trust, Inc. ............         16,000     $  112,000
John Hancock Bank & Thrift Opportunity Fund ......         32,500        276,575
                                                                         388,575
CONSUMER DISCRETIONARY - 12.32%
AOL Time Warner Inc. + ...........................          2,500         36,775
Carnival Corp. ...................................          2,100         58,149
Clear Channel Communications, Inc. + .............          2,100         67,242
Delphi Corp. .....................................          2,000         26,400
Ford Motor Co. ...................................          6,500        104,000
Gannett Co., Inc. ................................          2,000        151,800
General Motors Corp. .............................          1,900        101,555
Home Depot, Inc. (The) ...........................         41,100      1,509,603
McDonald's Corp. .................................          4,600        130,870
Omnicom Group Inc. ...............................          1,000         45,800
Target Corp. .....................................          3,200        118,848
Viacom Inc., non-voting Class B+ .................          6,000        266,220
Wal-Mart Stores, Inc. ............................         15,800        869,158
Walt Disney Co. (The) ............................          7,200        136,080
                                                                      ----------
                                                                       3,622,500
                                                                      ----------
CONSUMER STAPLES - 13.92%
Anheuser-Busch Companies, Inc. ...................          3,200        160,000
Archer-Daniels-Midland Co. .......................          2,415         30,888
Coca-Cola Co. (The) ..............................          9,000        504,000
Colgate-Palmolive Co. ............................          2,000        100,100
ConAgra Foods, Inc. ..............................          1,900         52,535
Gillette Co. (The) ...............................          3,800        128,706
J.M. Smucker Co. (The) ...........................             96          3,276
Kimberly-Clark Corp. .............................          1,900        117,800
PepsiCo, Inc. ....................................          5,100        245,820
Philip Morris Companies Inc. .....................          7,900        345,072
Proctor & Gamble Co. (The) .......................          4,800        428,640
Sara Lee Corp. ...................................          2,800         57,792
Sysco Corp. ......................................         65,800      1,791,076
Unilever NV, NY Shares ...........................          2,000        129,600
                                                                      ----------
                                                                       4,095,305
                                                                      ----------



                                                            No. of       Value
Description                                                 Shares      (Note A)
--------------------------------------------------------------------------------

Andarko Petroleum Corp. ..........................            900     $   44,370
Baker Hughes Inc. ................................          2,500         83,225
ChevronTexaco Corp. ..............................          7,840        693,840
Conoco Inc. ......................................          2,200         61,160
El Paso Corp. ....................................          2,500         51,525
Exxon Mobil Corp. ................................         15,400        630,168
Marathon Oil Corp. ...............................          2,500         67,800
Occidental Petroleum Corp. .......................          2,500         74,975
Phillips Petroleum Co. ...........................          2,500        147,200
Royal Dutch Petroleum Co., NY Shares .............          7,500        414,525
Schlumberger Ltd. ................................          2,000         93,000
                                                                      ----------
                                                                       2,361,788
                                                                      ----------
FINANCIALS - 17.74%
AFLAC Inc. .......................................          1,900         60,800
American Express Co. .............................          4,600        167,072
American International Group, Inc. ...............         11,542        787,511
Bank of America Corp. ............................          5,400        379,944
Bank One Corp. ...................................          4,100        157,768
BB&T Corp. .......................................          1,600         61,760
Citigroup Inc. ...................................         17,100        662,625
Fannie Mae .......................................          3,700        272,875
Fifth Third Bancorp ..............................          2,000        133,300
FleetBoston Financial Corp. ......................          3,900        126,165
Freddie Mac ......................................          2,500        153,000
Hartford Financial Services Group, Inc. (The) ....          2,500        148,675
Household International, Inc. ....................          1,800         89,460
J.P. Morgan Chase & Co. ..........................          6,000        203,520
Marsh & McLennan Companies, Inc. .................          2,000        193,200
MBNA Corp. .......................................          3,000         99,210
Mellon Financial Corp. ...........................          1,800         56,574
MetLife, Inc. ....................................          2,700         77,760
Morgan Stanley ...................................          7,000        301,560
National City Corp. ..............................          2,200         73,150
PNC Financial Services Group .....................          1,100         57,508
SouthTrust Corp. .................................          2,500         65,300
State Street Corp. ...............................          2,500        111,750
SunTrust Banks, Inc. .............................          1,100         74,492
U.S. Bancorp .....................................          6,700        156,445
Wachovia Corp. ...................................          3,600        137,448
Washington Mutual, Inc. ..........................          3,150        116,897
Wells Fargo & Co. ................................          5,800        290,348
                                                                      ----------
                                                                       5,216,117
                                                                      ----------


================================================================================
                                 See accompanying notes to financial statements.
                                                                               4



--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (unaudited)(CONTINUED)
--------------------------------------------------------------------------------

                                                            No. of       Value
Description                                                 Shares      (Note A)
--------------------------------------------------------------------------------

HEALTHCARE - 12.19%
Abbott Laboratories ..............................          5,300     $  199,545
Baxter International Inc. ........................          2,500        111,100
Boston Scientific Corp. + ........................          2,500         73,300
Cardinal Health, Inc. ............................          2,500        153,525
Eli Lilly & Co. ..................................          4,000        225,600
Genzyme Corp. + ..................................          2,500         48,100
HCA Inc. .........................................          2,000         95,000
Healthsouth Corp. + ..............................          2,500         31,975
Johnson & Johnson ................................          9,200        480,792
Medtronic, Inc. ..................................          4,300        184,255
Merck & Co. Inc. .................................          2,500        126,600
Pfizer Inc. ......................................         37,000      1,295,000
Schering-Plough Corp. ............................          2,500         61,500
UnitedHealth Group Inc. ..........................          2,500        228,875
Wyeth ............................................          4,800        245,760
Zimmer Holdings, Inc. + ..........................            710         25,319
                                                                      ----------
                                                                       3,586,246
                                                                      ----------
INDUSTRIALS - 10.41%
3M Co. ...........................................          1,500        184,500
Automatic Data Processing, Inc. ..................          2,000         87,100
Boeing Co. (The) .................................          6,000        270,000
Burlington Northern Santa Fe Corp. ...............          2,500         75,000
Caterpillar Inc. .................................          1,300         63,635
Cendant Corp. + ..................................          2,700         42,876
Concord EFS, Inc. + ..............................          2,500         75,350
Emerson Electric Co. .............................          1,500         80,265
FedEx Corp. ......................................          1,000         53,400
First Data Corp. .................................          5,000        188,300
General Electric Co. .............................         34,500      1,002,225
Honeywell International Inc. .....................          2,800         98,644
Masco Corp. ......................................          1,700         46,087
Norfolk Southern Corp. ...........................          1,400         32,732
Paychex, Inc. ....................................          2,500         78,225
Southwest Airlines Co. ...........................          2,700         43,632
Tyco International Ltd. ..........................         12,500        168,875
Union Pacific Corp. ..............................          1,000         63,280
United Technologies Corp. ........................          4,200        285,180
Waste Management, Inc. ...........................          4,700        122,435
                                                                      ----------
                                                                       3,061,741
                                                                      ----------

                                                            No. of       Value
Description                                                 Shares      (Note A)
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY - 12.56%
Agere Systems Inc., Class B+ .....................          2,831     $    4,246
Agilent Technologies, Inc. + .....................          1,800         42,984
Analog Devices, Inc. + ...........................         10,000        297,000
Apple Computer, Inc. + ...........................          2,500         44,300
Applied Materials, Inc. + ........................          5,400        102,708
Cisco Systems, Inc. + ............................         24,400        340,380
Computer Associates International, Inc. ..........          2,500         39,725
Dell Computer Corp. + ............................          8,300        216,962
Hewlett-Packard Co. ..............................          2,800         42,784
Intel Corp. ......................................         26,000        475,020
International Business Machines Corp. ............          8,400        604,800
Lucent Technologies Inc. + .......................         10,700         17,762
Microsoft Corp. + ................................         20,600      1,114,872
Motorola, Inc. ...................................          6,600         95,172
Oracle Corp. + ...................................          6,300         59,661
Sanmina-SCI Corp. + ..............................          2,500         15,775
Siebel Systems, Inc. + ...........................          2,500         35,550
Texas Instruments Inc. ...........................          4,900        116,130
Yahoo! Inc. + ....................................          1,900         28,044
                                                                      ----------
                                                                       3,693,875
                                                                      ----------
MATERIALS - 2.70%
Air Products & Chemicals, Inc. ...................          1,000         50,470
Alcoa Inc. .......................................          3,100        102,765
Barrick Gold Corp. ...............................          2,500         47,475
Dow Chemical Co. (The) ...........................          5,700        195,966
E.I. du Pont de Nemours & Co. ....................          3,700        164,280
Georgia-Pacific Corp. ............................          1,000         24,580
Inco Ltd. + ......................................          2,500         56,675
International Paper Co. ..........................          2,000         87,160
Weyerhaeuser Co. .................................          1,000         63,850
                                                                      ----------
                                                                         793,221
                                                                      ----------
TELECOMMUNICATION SERVICES - 4.52%
ALLTEL Corp. .....................................          2,500        117,500
AT&T Corp. .......................................          5,000         53,500
AT&T Wireless Services Inc. + ....................          3,022         17,679
BellSouth Corp. ..................................          4,000        126,000
SBC Communications Inc. ..........................         19,900        606,950
Sprint Corp. (FON Group) .........................          3,000         31,830
Verizon Communications Inc. ......................          9,400        377,410
                                                                      ----------
                                                                       1,330,869
                                                                      ----------
================================================================================
See accompanying notes to financial statements.
5



--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (unaudited)(CONTINUED)
--------------------------------------------------------------------------------

                                                            No. of       Value
Description                                                 Shares      (Note A)
--------------------------------------------------------------------------------

UTILITIES - 2.38%
American Electric
Power Co., Inc. ..................................          1,200     $   48,024
Dominion Resources, Inc. .........................          1,000         65,980
Duke Energy Corp. ................................          5,600        174,160
Edison International+ ............................          2,500         42,500
FirstEnergy Corp. ................................          2,500         83,450
Reliant Energy, Inc. .............................          2,500         42,250
Scottish Power plc ADR ...........................          4,000         85,600
Southern Co. (The) ...............................          2,400         65,760
TXU Corp. ........................................          1,000         51,400
Xcel Energy, Inc. ................................          2,500         41,925
                                                                      ----------
                                                                         701,049
                                                                      ----------
TOTAL EQUITY SECURITIES
(cost - $28,336,352) .............................                    28,851,286
                                                                      ----------



                                                          Principal
                                                            Amount       Value
Description                                                (000's)      (Note A)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 2.07%
REPURCHASE AGREEMENT - 2.07%
Bear, Stearns & Co. Inc.
          (Agreement dated 06/28/02 to
          be repurchased at $622,242),
          1.92%, 07/01/02
          (cost - $609,778) (Note F) .............           $610     $  609,778
                                                                      ----------
TOTAL INVESTMENTS - 100.16%
(cost - $28,946,130) (Notes A, C) ................                    29,461,064
                                                                     -----------
LIABILITIES IN EXCESS OF CASH AND
        OTHER ASSETS - (0.16)%                                           (47,288)
                                                                     -----------
NET ASSETS - 100.00%                                                 $29,413,776
                                                                     ===========
+ Security is non-income producing.
ADR American Depositary Receipts.














================================================================================
                                 See accompanying notes to financial statements.
                                                                               6


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value  (Cost $28,946,130) (Note A) ....................   $ 29,461,064
Cash collateral received for securities loaned (Note E) ...............        127,098
Receivables:
        Dividends .....................................................         29,350
        Interest ......................................................            918
Prepaid expenses ......................................................         33,057
                                                                          ------------
Total Assets ..........................................................     29,651,487
                                                                          ------------
LIABILITIES
Payables:
        Upon return of securities loaned (Note E) .....................        127,098
        Investment management fees (Note B) ...........................         24,845
        Capital stock repurchased (Note D) ............................            200
        Other accrued expenses ........................................         85,568
                                                                          ------------
Total Liabilities .....................................................        237,711
                                                                          ------------
NET ASSETS (applicable to 3,805,860 shares of common stock outstanding)   $ 29,413,776
                                                                          ============

NET ASSET VALUE PER SHARE ($29,413,776 ./. 3,805,860) .................   $       7.73
                                                                          ============
NET ASSETS CONSISTS OF
Capital stock, $0.01 par value; 3,805,860 shares outstanding
        (25,000,000 shares authorized) ................................   $     38,059
Paid-in capital .......................................................     57,277,380
Cost of 2,204,140 shares repurchased ..................................    (26,790,440)
Accumulated net investment loss .......................................        (75,964)
Accumulated net realized loss on investments ..........................     (1,550,193)
Net unrealized appreciation in value of investments ...................        514,934
                                                                          ------------
Net assets applicable to shares outstanding ...........................   $ 29,413,776
                                                                          ============


================================================================================
See accompanying notes to financial statements.
7



--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT LOSS Income (Note A):

        Dividends ...............................................   $   236,248
        Interest ................................................         3,925
        Less: Foreign taxes withheld ............................        (1,241)
                                                                    -----------
        Total Investment Income .................................       238,932
                                                                    -----------

Expenses:
        Investment management fees (Note B) .....................       164,694
        Audit and legal fees (Note B) ...........................        46,334
        Directors' fees .........................................        25,491
        Administration fees .....................................        24,795
        Printing ................................................        17,900
        Accounting fees .........................................        14,516
        NYSE listing fees .......................................        13,820
        Insurance ...............................................         5,992
        Custodian fees ..........................................         4,570
        Transfer agent fees .....................................         3,571
        Other ...................................................         3,545
                                                                    -----------
        Total Expenses ..........................................       325,228
        Less: Fees paid indirectly (Note B) .....................       (10,332)
                                                                    -----------
                Net Expenses ....................................       314,896
                                                                    -----------
        Net Investment Loss .....................................       (75,964)
                                                                    -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investments ..............................    (1,081,463)
Net change in unrealized appreciation  in value of investments ..    (4,474,326)
                                                                    -----------
Net realized and unrealized loss on investments .................    (5,555,789)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $(5,631,753)
                                                                    ===========


================================================================================
                                 See accompanying notes to financial statements.
                                                                               8


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       For the For the
                                                                      Six Months Ended   Year Ended
                                                                        June 30, 2002    December 31,
                                                                         (unaudited)         2001
                                                                         -----------         ----

DECREASE IN NET ASSETS
Operations:
        Net investment loss .........................................   $    (75,964)   $   (244,220)
        Net realized gain/(loss) on investments .....................     (1,081,463)      1,031,962
        Net change in unrealized appreciation in value of investments     (4,474,326)     (9,548,619)
                                                                        ------------    ------------
                Net decrease in net assets resulting from operations      (5,631,753)     (8,760,877)
                                                                        ------------    ------------

Capital stock transactions (Note D):
        Cost of 26,700 and 234,700 shares repurchased, respectively .       (210,523)     (1,963,446)
                                                                        ------------    ------------

        Total decrease in net assets ................................     (5,842,276)    (10,724,323)
                                                                        ------------    ------------
NET ASSETS
Beginning of period .................................................     35,256,052      45,980,375
                                                                        ------------    ------------

End of period .......................................................   $ 29,413,776    $ 35,256,052
                                                                        ============    ============


================================================================================
See accompanying notes to financial statements.
9


--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                For the Six
                                               Months Ended
                                               June 30, 2002                     For the Years Ended December 31,
                                                                 -----------------------------------------------------------
                                                (unaudited)      2001           2000        1999        1998           1997
                                                -----------      ----           ----        ----        ----           ----

PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of period .......   $   9.20        $  11.31     $   14.95     $  14.52     $  11.53      $  10.10
                                               --------        --------     ---------     --------     --------      --------
Net investment income/(loss) ...............      (0.02)#         (0.06)#       (0.94)#      (0.19)#      (0.09)#       (0.05)
Net realized and unrealized gain/(loss)
        on investments and foreign currency
        related translations ...............      (1.46)          (2.13)        (1.81)        4.39         2.96          2.36
                                               --------        --------     ---------     --------     --------      --------
Net increase/(decrease) in net assets
        resulting from operations ..........      (1.48)          (2.19)        (2.75)        4.20         2.87          2.31
                                               --------        --------     ---------     --------     --------      --------
Dividends and distributions to
        shareholders:
        Net investment income ..............       --              --            --           --           --            --
        Net realized gain on investments
                and foreign currency related
                transactions ...............       --              --           (1.01)       (3.87)        --           (0.88)
                                               --------        --------     ---------     --------     --------      --------
Total dividends and distributions
        to shareholders ....................       --              --           (1.01)       (3.87)        --           (0.88)
                                               --------        --------     ---------     --------     --------      --------
Anti-dilutive effect due to capital
        stock repurchased ..................       0.01            0.08          0.12         0.10         0.12          --
                                               --------        --------     ---------     --------     --------      --------
Net asset value, end of period .............   $   7.73        $   9.20     $   11.31     $  14.95     $  14.52      $  11.53
                                               ========        ========     =========     ========     ========      ========
Market value, end of period ................   $   6.65        $   8.05     $   10.59     $  14.25     $  12.88      $   9.44
                                               ========        ========     =========     ========     ========      ========
Total investment return (a) ................     (17.39)%        (23.98)%      (28.10)%      40.74%       36.42%        37.62%
                                               ========        ========     =========     ========     ========      ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ....   $ 29,414        $ 35,256     $  45,980     $ 66,204     $ 79,060      $ 67,951
Ratio of expenses to average net assets,
        net of fee waivers, if any .........       1.97%(b)(d)     1.77%(b)      1.72%(b)     1.55%(b)     1.91%         1.74%
Ratio of expenses to average net assets,
        excluding fee waivers, if any ......       1.97%(c)(d)     2.11%(c)      1.83%(c)     1.64%(c)     --            --
Ratio of expenses to average net assets,
        net of fee waivers, but excluding
        fees paid indirectly, if any .......       1.91%(d)        1.95%         --           --           --            --
Ratio of net investment income/(loss) to
        average net assets .................      (0.46)%(d)      (0.64)%       (1.12)%      (0.59)%      (0.69)%       (0.46)%
Portfolio turnover .........................      11.88%          59.83%        28.26%      101.54%       50.39%        81.56%









                                                                           For the Years Ended December 31,
                                                       ---------------------------------------------------------------------
                                                          1996         1995        1994            1993            1992
                                                          ----         ----        ----            ----            ----

Net asset value, beginning of period .......           $   10.65     $  10.73  $       12.36  $        9.43  $       10.82
                                                       ---------     --------  -------------  -------------  -------------
Net investment income/(loss) ...............               (0.03)     --               (0.03)          0.02           0.01
Net realized and unrealized gain/(loss)
        on investments and foreign currency
        related translations ...............                0.41         0.42          (0.64)          3.56          (0.35)
                                                       ---------     --------  -------------  -------------  -------------
Net increase/(decrease) in net assets
        resulting from operations ..........                0.38         0.42          (0.67)          3.58          (0.34)
                                                       ---------     --------  -------------  -------------  -------------
Dividends and distributions to
        shareholders:
        Net investment income ..............                --           --             --             --            (0.02)
        Net realized gain on investments
                and foreign currency related
                transactions ...............               (0.93)       (0.50)         (0.96)         (0.65)         (1.03)
                                                       ---------     --------  -------------  -------------  -------------
Total dividends and distributions
        to shareholders ....................               (0.93)       (0.50)         (0.96)         (0.65)         (1.05)
                                                       ---------     --------  -------------  -------------  -------------
Anti-dilutive effect due to capital
        stock repurchased ..................                --           --             --             --             --
                                                       ---------     --------  -------------  -------------  -------------
Net asset value, end of period .............           $   10.10     $  10.65  $       10.73  $       12.36  $        9.43
                                                       =========     ========  =============  =============  =============
Market value, end of period ................           $    7.50     $   8.38  $        8.50  $       11.25  $        7.75
                                                       =========     ========  =============  =============  =============
Total investment return (a) ................                0.64%        4.59%        (15.91)%        53.55%         (3.56)%
                                                       =========     ========  =============  =============  =============
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ....           $  59,520     $ 62,781     $   63,216     $   72,830     $   55,540
Ratio of expenses to average net assets,
        net of fee waivers, if any .........                1.53%        1.58%          1.75%          1.68%          2.29%
Ratio of expenses to average net assets,
        excluding fee waivers, if any ......                --           --             --             --             --
Ratio of expenses to average net assets,
        net of fee waivers, but excluding
        fees paid indirectly, if any .......                --           --             --             --             --
Ratio of net investment income/(loss) to
        average net assets .................               (0.25)%      (0.02)%        (0.25)%         0.16%          0.10%
Portfolio turnover .........................              120.66%       84.98%         81.73%        125.31%         82.49%


---------
     #    Based on average shares outstanding.
     (a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
     (b)  Expenses are net of fees paid indirectly.
     (c)  Expenses exclude fees paid indirectly.
     (d)  Annualized.


================================================================================
                                 See accompanying notes to financial statements.
                                                                              10

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

Cornerstone Strategic Value Fund, Inc. (the "Fund") was incorporated in Maryland on May 1, 1987 and commenced investment operations on June 30, 1987. As a result of an Annual Meeting of Stockholders held on April 19, 2001, the Fund, formerly known as the Clemente Strategic Value Fund, Inc., changed its name. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 2002, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the New York Stock Exchange is closed.

REPURCHASE AGREEMENTS: The Fund has agreed to purchase securities from financial institutions subject to the sellers agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Cornerstone Advisors, Inc. (the Fund's "Manager" or "Cornerstone") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Cornerstone monitors the daily mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.




================================================================================
11

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------


For U.S. federal income tax purposes, realized capital losses incurred after October 31, 2001 within the prior fiscal year are deemed to arise on the first day of the current fiscal year. The Fund elected to defer such capital losses of $326,670. At December 31, 2001, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $142,060 which expires in 2009. Differences between capital loss carryforwards on a book and tax basis primarily relate to timing of the recognition of losses for U.S. federal income tax purposes. There is no undistributable ordinary income on a tax basis.

DISTRIBUTIONS OF INCOME AND GAINS: Effective June 25, 2002, the Fund initiated a fixed, monthly distribution to shareholders. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, which will either be short-term or long-term capital gains or a tax-free return of capital. Prior thereto, the Fund distributed at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

NOTE B. AGREEMENTS

Cornerstone serves as the Fund's investment manager with respect to all investments. As compensation for its investment management services, Cornerstone receives from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. For the six months ended June 30, 2002, Cornerstone earned $164,694 for investment management services.

Included in the Statement of Operations, under the caption Fees paid indirectly, are expense offsets of $10,332 arising from credits earned on portfolio transactions executed with a broker, pursuant to a directed brokerage arrangement.

The Fund paid or accrued approximately $35,900 for the six months ended June 30, 2002 for legal services to Spitzer & Feldman P.C., counsel to the Fund. Mr. Westle, a partner of the firm, serves as secretary of the Fund.

At June 30, 2002, pursuant to regulatory filings, approximately 15% and 37% of the outstanding shares of the Fund were owned by separate shareholders based on 13G/D filings with the Securities and Exchange Commission on June 7, 2002 and February 13, 2002, respectively.

NOTE C. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2002 was $28,946,130. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $514,934 was composed of gross appreciation of $3,489,460 for those investments having an excess of value over cost and gross depreciation of $2,974,526 for those investments having an excess of cost over value.

For the six months ended June 30, 2002, purchases and sales of securities, other than short-term investments, were $3,874,811 and $4,548,775, respectively.


================================================================================
                                                                              12

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------


NOTE D. SHARE REPURCHASE PROGRAM

On October 5, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six months ended June 30, 2002, the Fund repurchased 26,700 of its shares for a total cost of $210,523 at a weighted average discount of 13.53% from net asset value. The discount of individual repurchases ranged from 10.68% - 16.35%. For the year ended December 31, 2001, the Fund repurchased 234,700 of its shares for a total cost of $1,963,446 at a weighted average discount of 14.11% from net asset value. The discount of individual repurchases ranged from 6.22% - 26.54%. For the year ended December 31, 2000, the Fund repurchased 361,800 of its shares for a total cost of $4,232,705 at a weighted average discount of 10.67% from net asset value. The discount of individual repurchases ranged from 2.78% - 21.29%. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of its foregoing objectives, subject to review by the Board of Directors. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws, with shares repurchased held in treasury.

NOTE E. SECURITIES LENDING

To generate additional income, the Fund may lend up to 10% of its total assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers and the related collateral received at June 30, 2002, were $120,887 and $127,098, respectively. Any cash collateral received is reinvested into repurchase agreements, which in turn are collateralized by various U.S. Government and Agency securities.

During the six months ended June 30, 2002, the Fund earned $253 in securities lending income which is included under the caption Interest in the Statement of Operations.

NOTE F. COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc. outstanding at June 30, 2002.

                              PRINCIPAL
                               AMOUNT                           MARKET
ISSUER                         (000'S)         MATURITY          VALUE
------                         -------         --------          -----

United States
Treasury Bond,
(interest only)                $2,505           02/15/26        $622,242
                                                                ========

NOTE G. SUBSEQUENT EVENTS

Effective July 1, 2002, Cornerstone has voluntarily agreed to waive its management fees to the Fund to the extent that monthly operating expenses exceed 0.1% of net assets calculated monthly.

On August 2, 2002, the Fund's Board of Directors approved the merger (the "Merger") of the Fund with and into Progressive Return Fund, Inc. ("PGF"). If the Merger receives shareholder approval, the Fund will cease to exist, PGF will



================================================================================
13

--------------------------------------------------------------------------------
CORNERSTONE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

be the surviving legal corporation and each share of common stock of the Fund will be converted into an equivalent dollar amount of full shares of common stock of PGF based on the relative net asset values of the Fund and PGF. PGF will not issue any fractional shares to the Fund's shareholders that do not participate in the Fund's dividend reinvestment plan. PGF's transfer agent will aggregate all fractional shares, sell the resulting full shares on the New York Stock Exchange at the current market price for the shares and remit the cash proceeds to the Fund's shareholders in proportion to their fractional shares. Consummation of the Merger is subject to a number of conditions, including shareholder approval and certain regulatory approvals. Upon consummation of the Merger, PGF expects to change its name to "Progressive Total Return Fund, Inc."


















================================================================================
                                                                              14

DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)

Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment & Cash Purchase Plan (the "Plan"), unless and until an election is made to withdraw from the Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify American Stock Transfer & Trust Co. (the "Agent") at 59 Maiden Lane, New York, NY 10038. Under the Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the shareholders' behalf, will: (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the NYSE or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date of such dividend.


Registered shareholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividend, the shareholder will automatically receive such Dividends in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share


================================================================================
15

DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)(CONCLUDED)

of brokerage commissions incurred with respect to the Agent's Open Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and pro-rating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.













================================================================================
                                                                              16

SUMMARY OF GENERAL INFORMATION

The Fund - Cornerstone Strategic Value Fund, Inc. is a closed-end, diversified investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek long-term capital appreciation primarily through investment in equity securities of companies listed in the United States. The Fund is managed by Cornerstone Advisors, Inc.

SHAREHOLDER INFORMATION

The Fund is listed on the New York Stock Exchange (symbol "CLM"). The share price is published in: The New York Times (daily) under the designation "CornerStrt" and The Wall Street Journal (daily) and Barron's (each Monday) under the designation "CornstnStrat." The net asset value per share is published under "Closed-End Funds" each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's under the designation "CrnstnStrV."

--------------------------------------------------------------------------------
NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT CORNERSTONE STRATEGIC VALUE FUND, INC. MAY FROM TIME TO TIME PURCHASE SHARES OF ITS CAPITAL STOCK IN THE OPEN MARKET.
--------------------------------------------------------------------------------














================================================================================
17

PRIVACY POLICY NOTICE

The following is a description of Cornerstone Strategic Value Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

     1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.











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                                                                              18

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



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

================================================================================

DIRECTORS AND CORPORATE OFFICERS
Ralph W. Bradshaw                            Chairman of the Board of
                                             Directors and President
Thomas H. Lenagh                             Director
Edwin Meese III                              Director
Scott B. Rogers                              Director
Andrew A. Strauss                            Director
Glenn W. Wilcox, Sr.                         Director
Gary A. Bentz                                Vice President and Treasurer
Thomas R. Westle                             Secretary

INVESTMENT MANAGER                           STOCK TRANSFER AGENT
Cornerstone Advisors, Inc.                        AND REGISTRAR
One West Pack Square                         American Stock Transfer &
Suite 1650                                     Trust Co.
Asheville, NC 28801                          59 Maiden Lane
                                             New York, NY 10038
ADMINISTRATOR
Bear Stearns Funds                           INDEPENDENT ACCOUNTANTS
        Management Inc.                      Tait, Weller & Baker
383 Madison Avenue                           8 Penn Center
New York, NY 10179                           Philadelphia, PA 19103

CUSTODIAN                                    LEGAL COUNSEL
Custodial Trust Company                      Spitzer & Feldman P.C.
101 Carnegie Center                          405 Park Avenue
Princeton, NJ 08540                          New York, NY 10022

EXECUTIVE OFFICES
383 Madison Avenue
New York, NY 10179

For shareholder inquiries, registered shareholders should call (800) 937-5449. For general inquiries, please call (212) 272-2093.






                                      CLM
                                     LISTED
                                    NYSE(R)










This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                     CORNERSTONE STRATEGIC VALUE FUND, INC.